EXHIBIT 10.6

                                 WORLDTEX, INC.
                            1992 STOCK INCENTIVE PLAN
                (AS AMENDED AND RESTATED EFFECTIVE MAY 14, 1998)



SECTION 1.        PURPOSES

            The purposes of the Worldtex, Inc. 1992 Stock Incentive Plan (the "Plan") are (i) to enable Worldtex, Inc. (the "Company") and Related Companies (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company, and (ii) to enable the Company to pay part of the compensation of its Outside Directors ( as defined in Section 5.2) in options to purchase the Company's Common Stock ("Stock"), thereby increasing such directors' proprietary interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION  2.       TYPES OF AWARDS

            2.1 Awards  under the Plan may be in the form of (i) Stock  Options;
(ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; (v) Loans; and/or (vi) Tax Offset Payments.

            2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

            2.3 Outside Directors may receive only grants of Stock Options, as provided in section 14.

SECTION  3.       ADMINISTRATION

            3.1 The Plan shall be administered by the Executive Compensation Committee of the Company's Board of Directors (the "Board") or such other committee of directors as the Board shall designate (the "Committee"), which shall consist of not less than two directors. Committee members shall serve at the pleasure of the Board. Notwithstanding the foregoing, grants of Stock Options to Outside Directors under Section 14 shall only be made by the Board.

            3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to grant awards to

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eligible   employees   under  the  Plan;   to  adopt,   alter  and  repeal  such
administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to awards to Outside Directors, the Committee shall have the authority:

                  (A) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

                  (B) to select the employees to whom awards will be granted;

                  (C) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder;

                  (D) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

                  (E) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

                  (F) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Stock on a given date (or, if no sale of Stock occurs on such date, the closing sale price on the nearest trading date before such date);

                  (G) to determine that the amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will be otherwise credited to the employee, or that the employee has no rights with respect to such dividends;

                  (H) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

                  (I) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the

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employee  shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

                  (J) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

                  (K) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices.

            3.3 With respect to awards to Outside Directors, the Committee shall have authority to interpret the Plan and the terms of any Stock Options granted to Outside Directors; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. However, the Committee shall have no discretion to vary the amount or terms of awards granted to Outside Directors, except as provided in section 4.4. The Board shall have the power to make grants of Stock Options to Outside Directors, pursuant to Section 14, and to amend such awards prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

            3.4 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

            3.5 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4.        STOCK SUBJECT TO PLAN

            4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,100,000 shares (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

            4.2 To the extent a stock option terminates without having been exercised, or an award terminates without the employee having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under

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the Plan. Shares of Stock equal in number to the shares  surrendered or withheld in payment of the option price and/or to satisfy federal, state or local tax liability with respect to an award shall not count against the above share limit, and shall again be available for grants under the plan.

            4.3 No employee shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Deferred Stock, or any combination of the foregoing with respect to more than 500,000 shares of Stock in any fiscal year (subject to adjustment as provided in section 4.4). No employee shall be granted a Tax Offset Payment with respect to more than the number of shares covered by awards granted to such employee.

            4.4 In the event of any merger, reorganization, consolidation, sales of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares as to which awards can be granted to any individual in any fiscal year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.4 occurs and an adjustment is made in the outstanding Stock Options held by employees, a similar adjustment shall be made in the number and terms of Stock Options held by Outside Directors under Section 14.

SECTION 5.        ELIGIBILITY

            5.1 Officers and other employees of the Company or a Related Company are eligible to be granted awards under the Plan, other than under Section 14. Except as provided in Section 5.2, Outside Directors are not eligible to be granted awards under the Plan. The officer and employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

            5.2 Awards under Section 14 of the Plan shall be made solely to Outside Directors, which term shall mean any director of the Company other than one who is an officer or employee of the Company or a Related Company.

SECTION 6.        STOCK OPTIONS

            6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of
Section 422 of the Internal Revenue Code or any successor provision thereto; and

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(ii) Non-Qualified  Stock Options.  To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

            6.2 Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine.

                  (A) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

                  (B) OPTION TERM. The term of each Stock Option shall be fixed by the Committee at the time of grant.

                  (C) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

                  (D) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the award in question.

                  (E) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to Stock Option until the optionee has given written notice us exercise and has paid for such shares.

                  (F) SURRENDER RIGHTS. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                  (G) NON-TRANSFERABILITY. Unless otherwise provided by the Committee, (i) no Stock Options shall be transferable by the optionee other than by will or by the laws of decent and distribution, and (ii) during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

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                  (H) TERMINATION OF EMPLOYMENT. Following the termination of an optionee's employment with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of optionee's death shall remain outstanding for an additional period after the date of such death.

            6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the effective date of the Plan as most recently approved by stockholders.

SECTION 7.        STOCK APPRECIATION RIGHTS

            7.1 A Stock Appreciation Right shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine.

            7.2 The Committee may provide that a Stock Appreciation Right may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 16.2). The Committee may also provide that in the event of a Change of Control the amount to be paid upon exercise of a Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 16.3).

SECTION 8.        RESTRICTED STOCK

            Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee shall determine:

                  (A) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

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                  (B)  Stock  certificates  representing  the  Restricted  Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

                  (C) The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. Unless the Committee provides otherwise, the Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                  (D) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

                  (E) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock.

SECTION 9.        DEFERRED STOCK AWARDS

            Subject to the following provisions, all awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (A) The Deferred Stock shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine.

                  (B)  Deferred   Stock  awards  may  not  be  sold,   assigned,
transferred, pledged or otherwise encumbered during the Deferral Period.

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                  (C) At the expiration of the Deferral  Period,  the employee (
or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

                  (D) Except as may be provided by the Committee, in the event of an employee's termination of employment before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

                  (E) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award.

SECTION 10.       LOANS

            The Committee may provide that the Company shall make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder; provided, however, that the Company shall not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares of Stock awarded plus (ii) the amount of any taxes arising from such award. Any such loan shall be made on terms that comply with all applicable legal requirements. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with or without recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

SECTION 11.       TAX OFFSET PAYMENTS

            The Committee may provide for a Tax Offset Payment by the Company to an employee with respect to one or more awards granted under the Plan, in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to such award and the receipt of the Tax Offset Payment assuming that the employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid in cash.

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SECTION 12.       ELECTION TO DEFER AWARDS

            The Committee may permit an officer or employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 13.       TAX WITHHOLDING

            13.1 Each participant shall, no later than the date as of which the value of an award first becomes includable in his or her gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

            13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect, or the Company may require, that the employee have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by
(i) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

SECTION 14.       STOCK OPTIONS FOR OUTSIDE DIRECTORS

            14.1 Each person who is an Outside Director at the close of the 1994 Annual Meeting of Stockholders shall be granted as of such date a Stock Option to purchase 10,000 shares of common stock of the Company. Each person who becomes an Outside Director after such date shall be granted, as of the date of his or her election as an Outside Director, a Stock Option to purchase 10,000 shares of common stock of the Company.

            14.2 Stock Options granted under this Section 14 shall be Non-Qualified Stock Options and shall have such terms and conditions as the Board may determine. The provisions of Section 6.2 shall apply to Stock Options granted to Outside Directors under this Section 14, except that, with respect to such Stock Options, all references in Section 6.2 to the Committee shall be deemed to refer to the Board.

SECTION 15.       AMENDMENTS AND TERMINATION

            The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect

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any award  previously  granted  without  the  award  holder's  written  consent.
Amendments may be made without stockholder approval except as required to comply with exchange or regulatory requirements.

SECTION 16.       CHANGE OF CONTROL

            16.1 In the event of a Change of Control, unless otherwise determined by the Committee (or, in the case of Stock Options granted under Section 14, the Board) at the time of grant or by amendment (with the holder's consent) of such grant:

                  (A) all outstanding Stock Options and all outstanding Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested;

                  (B) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested, and;

                  (C) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

            16.2 A "Change of Control" shall be deemed to occur on:

                  (A) the date that person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, other than the Company and its subsidiaries as determined immediately prior to that date (or an employee benefit plan of the Company or its subsidiaries), in a transaction or series of transactions has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under such Act) of 25% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board;

                  (B) the date on which one-third or more of the members of the Board shall consist of persons other than Current Directors (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan and any successor of a Current Director whose nomination or election has been approved by a majority of the Current Directors on the Board); or

                  (C) the date of approval by the stockholders of the Company of an agreement providing for (A) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation

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issuing cash or securities in the merger or  consolidation  would be entitled in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or
consolidation,   constitute  a  majority  of  the  Board  of  Directors  of  the corporation issuing cash or securities in the merger or consolidation or (B) the sale or other disposition of all or substantially all the assets of the Company.

            16.3 "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index (or if the Stock is not then listed on such Exchange, the highest price per share paid in any open market transaction), or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 17.       GENERAL PROVISIONS

            17.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable as a condition of , or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

            17.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment. No award under
Section 14 shall confer upon any Outside Director any right to continued service as a director.

            17.3 Determinations by the Board or the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

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            17.4 No member of the Board or the  Committee,  nor any  officer  or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee and all officers and employees of the Company acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 18.       EFFECTIVE DATE OF PLAN

            The Plan became effective immediately after the Closing (as defined in the Purchase Agreement, dated April 22, 1992, among Willcox & Gibbs, Inc., Compagnie de Distribution de Materiel Electrique, International Technical Distributors, Inc., and Southern Electric Supply Company, Inc.). The Plan was amended and restated effective January 24, 1994 subject to approval by the Company's stockholders, which was obtained on May 12, 1994, and was amended and restated by the Board effective March 25, 1997. This amendment and restatement of the Plan shall be effective May 14, 1998, subject to approval by the Company's shareholders.